EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Kyle L. Sauers, Chief Financial Officer of Echo Global Logistics, Inc. (the “Company”), hereby certify, that:

(1) The Company’s annual report on Form 10-K/A for the year ended December 31, 2015 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-K/A fairly presents, in all material aspects, the financial condition and results of operations of the Company.

October 27, 2016	/s/ KYLE L. SAUERS
Kyle L. Sauers
Chief Financial Officer